Oppenheimer Consumer Growth & E-Commerce Conference June 19, 2019 David Burke, President & CEO Phyllis Knight, Chief Financial Officer

Safe Harbor Some of the statements contained in this presentation may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. These statements reflect the current views of our senior management team with respect to future events, including our financial performance, business and industry in general. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “forecast,” “estimate,” “may,” “should,” “anticipate,” and variations of such words and similar statements of a future or forward- looking nature are intended to identify such forward-looking statements. We intend for our forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we set forth this statement in order to comply with such safe harbor provisions. Forward-looking statements involve known and unknown risks and uncertainties and are not assurances of future performance. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements, including, among others, the risks and uncertainties disclosed in our annual reports on Form 10-K, quarterly reports on Form 10-Q and other filings made with the Securities and Exchange Commission. Any forward-looking statements you read in this news release reflect our views as of the date of this news release with respect to future events and are subject to these and other risks, uncertainties, and assumptions relating to our operations, results of operations, growth strategy, and liquidity. You should carefully consider all of the factors identified in this news release that could cause actual results to differ. This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation. 2

Who We Are Nasdaq: SAUC IPO: 2008 One of the Largest Franchisees for Buffalo Wild Wings › Leading operator › Strong cash generator › 64 BWW locations (~10% of franchised locations) › Franchisor under new ownership (Roark Capital acquired in February 2018) Market capitalization $27M › Recent share price $0.80 › 52 week range $0.63 - $1.55 › Insider ownership 40% › Institutional ownership 28% › Shares outstanding 33.2M Market data as of June 12, 2019 (Source: S&P Capital IQ); Ownership as of most recent filing 3

Positive Sales Trends Are Gaining Momentum Three consecutive quarters of SSS growth; average check turned positive in April with reduced promotional activity coupled with menu price increases 11.7% 7.7% 8.0% 7.2% 5.9% 5.5% 5.5% 4.2% 4.1% 4.3% 2.9% 3.1% 3.0% 2.6% 2.2% 1.3% 0.8% (0.3%) 1 (1.8%) (2.2%)(2.7%) (3.1%) (3.7%) (4.4%) (3.7%)(4.6%) (5.4%) (5.2%) (6.8%) (6.4%) Check count and average check impacted by Tuesday (8.5%) wing promo shift from half price to BOGO SSS% Traffic % Avg Check % Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q11 Q2 Q3 Q4 Q1 Q22 Apr May Jun2 FY FY FY FY FY YTD 2 201420142014201420152015201520152016201620162016201720172017201720182018201820182019 QTD 201920192019 201420152016201720182019 NOTE: Average check is predominantly driven by price, but is also influenced by product mix and, to a lesser extent, average guests per check. 1 – Ramping up of Tuesday Promotion and the Bogo Blitz offering in 2016 drove 170 bp of the 12.3% traffic decline in Q4 2017. 2 – Through June 16, 2019 4

Operational Excellence is a Leading Indicator (Current vs. Q2 2018) Guest Loyalty Likely to Loyalty Index Recommend Attachment 90.3% vs 89.0% 92.2% vs 90.7% 27.9% vs 22.8% +1.3 pts +1.5 pts +5.1 pts Review COS Takeout Tracker¹ Waste Variance Execution 4.1 stars vs 3.9 0.2% vs 0.7% 94.9% vs 91.0% +0.2 pts - 0.5 pts +3.9 pts Same-Store Check Sales Count +7.2% vs (6.4%) +2.6% vs (10.3%) ¹ Consolidated customer ratings from the following sources: Google, Yelp, TripAdvisor, YP, 5 Zomato, Facebook, Foursquare, Insider Pages, and Seamless

Improving Loyalty Attachment Rate Drives Visits Blazin’ Rewards Loyalty Attachment Rates 27.6% 27.7% 27.9% 26.6% 25.4% 24.6% 24.4% 23.9% 23.9% 24.1% 23.7% 22.8% 21.9% 22.1% 21.1% 19.8% 19.4% 18.9% Dec-17 Jan-18 Feb-18 Mar-18 Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19 Apr-19 May-19 › Our goal is to reach 35% loyalty attachment in 2019 › Multiple data sources suggest that a 35% attachment rate is the point at which the restaurant obtains maximum benefits through higher frequency visits from less regular guests › We are leading the pack, as the BWLD franchise system is currently below 15% loyalty attachment Source: internal company data 6

BWW Rolling w/ Important Initiatives

DRH diversified restaurant holdings inc.

Q4 2019

Full brand re-launch with new media, ramp of new store layout ("Center Stage"), new boneless wing

Q2/Q3 2019

New food and beverage offerings, new national Happy Hour promotion, focus on Women's World Cup with special promotions

- *Hand-breaded tenders and chicken sandwiches*

Q1 2019

New food and beverage offerings, new plate ware, new uniforms, new training platform, new March Madness media rollout

- *Fresh, twin patty burger; nacho platter; specialty cocktails*
- *Metal serving trays replace paper boats – vastly improved value perception*

Q4 2018

New fall football media, football game day food / draft beer promotion

BUFFALO WILD WINGS

7

Quarterly Restaurant EBITDA Trend Q1 ‘19 margin headwinds: cost of sales (wing prices), labor (wage rates, new rollouts) and delivery fees AUV ($M) $2.7 $2.6 $2.6 $2.6 $2.8 $2.5 $2.4 $2.4 $2.4 $2.3 $2.3 $2.5 $2.5 $2.6 $2.5 $2.4 100.0% 3.00 90.0% COS 29.9% 29.4% 29.2% 29.3% 28.2% 28.5% 28.5% 29.2% 28.8% 29.4% 28.6% 28.0% 27.9% 29.2% 28.1% 2.50 80.0% 27.4% 70.0% 2.00 60.0% 24.4% 25.2% 24.7% 25.7% 24.8% LABOR 25.0% 24.7% 25.5% 25.4% 25.3% 27.5% 27.4% 26.9% 26.9% 25.2% 26.8% 50.0% 1.50 11.5% 40.0% 12.1% 13.3% OPEX 12.7% 14.0% 12.3% 13.1% 13.0% 12.9% 12.9% 13.8% 13.4% 14.0% 14.1% 13.3% 13.6% 1.00 1 8.2% 30.0% FF 8.1% 8.1% 8.0% 8.2% 8.1% 8.1% 8.1% 8.2% 8.1% 8.1% 8.1% 8.1% 8.1% 6.5% 8.1% 8.1% OCC 6.8% 7.0% 6.5% 6.8% 20.0% 7.2% 7.4% 7.1% 7.2% 7.1% 7.6% 7.6% 7.2% 7.6% 7.8% 7.6% 0.50 10.0% 21.5% 20.0% 19.6% 19.0% 19.4% 16.5% 16.6% 15.9% 17.1% 17.4% 15.0% 14.2% 14.2% 15.7% 17.1% 15.2% REST REST EBITDA 0.0% - KEY Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2 Q1 Q2 Q3 Q4 Q1 FY FY 2 FY 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2019 2016 2017 2018 1 – FF = Franchise-related fees which includes 5.0% royalty and 3.0 – 3.15% NAF (national advertising fund) 2 – Q4 2017 included a 14th week; 2017 included a 53rd week AUV Trend Line 8

Historical Wing Prices Volatile fresh wing spot prices have remained stubbornly high through the spring season – forecasts suggest ongoing wing cost headwinds throughout 2019 $ / lb. Fresh Jumbo Northeast Chicken Wing Spot Prices Source: Urner Barry Comtell™ UB Chicken – Northeast Jumbo Wings as of May 7, 2019 NOTE: Logistics cost to restaurants is now $0.37 / lb. over the spot price 9

COS Trends and Wing Impact

DRH diversifiedrestaurantholdingsinc.

Traditional wing costs remain high relative to all of 2018 – impact exacerbated by mix shift to more traditional wings, driving wing cost as percent of total cost of sales to record high 25.6% Q2 (forecast); ***we implemented an off-cycle price increase of approx. 100 bps to address (effective June 1, 2019)***


28.8%
28.1% 28.1%
27.6%
28.0%
27.9%
27.4%
29.2%
29.4%
29.9%
29.5%
29.3%
28.2%
28.5% 28.5%
29.2%
28.8%
29.4%
$1.89
$1.77
$1.80
$1.79
$1.92
$1.92
$1.70
$1.95
$2.02
$2.03
$2.14
$2.13
$1.89
$1.66
$1.67
$1.82
$1.94
$2.09
21.7%
20.1% 20.4%
19.5%
20.3%
20.9%
19.5%
23.5%
24.0%
24.9%
25.3%
24.7%
21.5%
19.5%
20.7%
21.6%
23.9%
25.6%
28.5%
28.1% 28.1%
29.4%
28.6%
29.1%
$1.53
$1.81
$1.87
$2.07
$1.76
$2.00
18.4%
20.4%
21.1%
24.7%
20.8%
24.8%
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
1
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 FCST
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
YTD 2019
Total COS %
Wing Cost % of Total COS
Wing Cost/Lb

BUFFALO WILD WINGS

NOTE: Wing prices shown are the average price paid per pound of fresh, jumbo chicken wings – including distribution costs of approximately $0.34 per pound in Q3 2018 (2015 – Q2 2018 $0.29 per pound)

1 – Q3 actual reported COS was 29.2% which included $323K in cover charges for the Mayweather/McGregor fight that had no cost associated with it

10

Labor % to Sales Despite labor headwinds early in the year, labor expense for the remainder of 2019 is expected to show improvement vs. 2018 as a result of better sales performance, fewer corporate initiatives requiring training investment, and careful labor management 27.5% 27.4% 26.9% 27.0%* 26.9%* 26.9% 26.5%* 25.7% 25.5% 25.4% 25.3% 24.7% Q1 Q2 Q3 Q4 2017 2018 2019 *Q2 – Q4 2019 Forecast 11

Delivery Sales are Growing and Expense Headwinds are Abating Net delivery expense is on a downward trajectory and we expect ongoing improvements in the coming months; price and contract negotiations are working in our favor as volumes increase › DRH has 52 locations now offering delivery service with at least one of the national carriers › Our estimated contribution margin on delivery sales is approaching parity with dine-in as our net delivery expense has been substantially reduced $3.00 22.8% 22.7% 25.0% 21.4% 20.3% $2.50 19.7% 19.0% 18.2% 20.0% 17.3% 16.9% $2.00 15.0% 12.1% $1.50 $2.56 8.9% 10.0% $1.00 $2.14 $1.33 5.0% $0.50 $0.85 $0.86 $0.79 $0.43 $0.47 $0.47 $0.60 $0.58 $- 0.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Apr-19 May-19 2017 2017 2017 2017 2018 2018 2018 2018 2019 Delivery Sales $M Delivery Expense % to Sales 12

Lower G&A Run Rate ($M) G&A expenses are projected below 5.0% of net sales after execution of run rate cost savings initiatives nearing $1 million in Q2 2019 $9.0 5.6% 5.4% $8.5 5.4% 5.2% $8.0 5.2% $7.5 $8.9 5.0% 5.0% $8.4 $7.0 $7.5 $7.9 4.8% $6.5 4.6% $6.0 4.4% FY2016 FY 2017 FY 2018 2019 Fcst G&A $ Total G&A % of Sales Incentive accrual impact Note: G&A expenses are shown net of non-recurring expenses; 2017 % of sales excludes week 53 Note: 2017 higher and 2018 lower by approx. $0.2M incentive accrual carryover 13

Free Cash Flow and Net Debt ($M) Unlevered free cash flow improved to $14.9M LTM Q1 2019; net debt reduced to $93 million ($ millions) 2015 2016 2017 2018 Q1 2019 LTM Total net sales $ 144.8 $ 166.5 $ 1 65.5 $ 1 53.1 $ 154.2 Restaurant level EBITDA 29.7 32.3 2 8.3 2 3.3 22.8 Adjusted EBITDA 21.6 23.3 1 9.9 1 5.8 15.2 Capital expenditures (20.2) (12.5) (4.7) (1.6) (1.7) Changes in net working capital 3.9 - - - 1.4 Taxes - - - - - Unlevered free cash flow $ 5.3 $ 10.8 $ 1 5.2 $ 1 4.2 $ 14.9 Mandatory debt amortization $ (8.2) $ (10.0) $ (11.5) $ (11.6) $ (11.6) Interest (4.2) (5.8) (6.6) (6.4) $ (6.3) Levered free cash flow $ (7.1) $ (5.0) $ (2.9) $ (3.8) $ (3.0) Cash 14.2 4.0 4 .4 5 .4 6.5 Debt 126.3 121.2 1 13.9 102.4 99.5 Net debt $ 112.1 $ 117.2 $ 1 09.5 $ 9 7.0 $ 93.0 Net debt / LTM EBITDA 5.2X 5.0X 5.5X 6.1X 6.1X 14

Refinancing our Debt Current debt maturity: June 2020 Mandatory debt amortization: ~$1M/month Interest rate: LIBOR + 3.50% Engaged Stephens, Inc. to lead the process Evaluating variety of alternatives and term sheets Targeting transaction between now and the end of Q3 Expect new terms will: STRENGTHEN AND STABILIZE THE BALANCE SHEET FREE UP ADDITIONAL CASH FLOW DRIVE FUTURE VALUE CREATION 15

Value Creation – Going Forward > Franchisor under new ownership – demonstrated track record Current > Renewed energy and excitement behind the brand Environment > Traffic turned positive in Q4 2018 behind new media bridge campaign > Significant brand activity rolled out in March 2019 > Traction from media and promotional changes > New menu roll-out and improved food presentation 2019 > Well positioned to leverage improved commodity cost environment and future sales growth > Full re-launch of brand in the fall > Best in class operations Value > High customer loyalty attachment Proposition > Strong cash flow targeted at debt reduction converts to equity value > Tax benefits to offset over $75 million in pre-tax income 16

Oppenheimer Consumer Growth & E-Commerce Conference June 19, 2019

Exhibits 18

EBITDA Reconciliation 19

EBITDA Reconciliation cont. Restaurant-Level EBITDA represents net income plus the sum of non-restaurant specific general and administrative expenses, loss on property and equipment disposals, depreciation and amortization, other income and expenses, interest, taxes, and non-recurring expenses related to acquisitions, equity offerings or other non-recurring expenses. Adjusted EBITDA represents net income plus the sum of loss on property and equipment disposals, depreciation and amortization, other income and expenses, interest, taxes, and non-recurring expenses. We are presenting Restaurant-Level EBITDA and Adjusted EBITDA, which are not presented in accordance with GAAP, because we believe they provide an additional metric by which to evaluate our operations. When considered together with our GAAP results and the reconciliation to our net income, we believe they provide a more complete understanding of our business than could be obtained absent this disclosure. We use Restaurant-Level EBITDA and Adjusted EBITDA together with financial measures prepared in accordance with GAAP, such as revenue, income from operations, net income, and cash flows from operations, to assess our historical and prospective operating performance and to enhance the understanding of our core operating performance. Restaurant-Level EBITDA and Adjusted EBITDA are presented because: (i) we believe they are useful measures for investors to assess the operating performance of our business without the effect of non-cash depreciation and amortization expenses; (ii) we believe investors will find these measures useful in assessing our ability to service or incur indebtedness; and (iii) they are used internally as benchmarks to evaluate our operating performance or compare our performance to that of our competitors. Additionally, we present Restaurant-Level EBITDA because it excludes the impact of general and administrative expenses. The use of Restaurant-Level EBITDA thereby enables us and our investors to compare our operating performance between periods and to compare our operating performance to the performance of our competitors. The measure is also widely used within the restaurant industry to evaluate restaurant level productivity, efficiency, and performance. The use of Restaurant-Level EBITDA and Adjusted EBITDA as performance measures permits a comparative assessment of our operating performance relative to our performance based on GAAP results, while isolating the effects of some items that vary from period to period without any correlation to core operating performance or that vary widely among similar companies. Companies within our industry exhibit significant variations with respect to capital structure and cost of capital (which affect interest expense and tax rates) and differences in book depreciation of property and equipment (which affect relative depreciation expense), including significant differences in the depreciable lives of similar assets among various companies. Our management team believes that Restaurant-Level EBITDA and Adjusted EBITDA facilitate company-to-company comparisons within our industry by eliminating some of the foregoing variations. Restaurant-Level EBITDA and Adjusted EBITDA are not determined in accordance with GAAP and should not be considered in isolation or as an alternative to net income, income from operations, net cash provided by operating, investing, or financing activities, or other financial statement data presented as indicators of financial performance or liquidity, each as presented in accordance with GAAP. Neither Restaurant-Level EBITDA nor Adjusted EBITDA should be considered as a measure of discretionary cash available to us to invest in the growth of our business. Restaurant-Level EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies and our presentation of Restaurant-Level EBITDA and Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual items. Our management recognizes that Restaurant-Level EBITDA and Adjusted EBITDA have limitations as analytical financial measures. 20